THIS IS AN ELECTRONIC CONFIRMING COPY OF A FORM 8-K WHICH WAS FILED
     IN PAPER FORM ON APRIL 18, 1995.



                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                 -------------------

                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 11, 1995
                                                          --------------


                                  MILTOPE GROUP INC.
         ------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)


                 Delaware              0-13433                  11-2693062
         ------------------------------------------------------------------
         (State or other jurisdiction  (Commission)      (IRS Employer
             of Incorporation)         File Number)    Identification No.)


                 500 Richardson Road South, Hope Hull, Alabama 36043
                 ----------------------------------------------------
                       (Address of principal executive offices)


         Registrant's telephone number, including area code  (205) 284-8665
                                                             ---------------


                                   Not Applicable
         -------------------------------------------------------------------
            (Former name or former address, if changed since last report)


                                  Page 1 of 4 Pages

         Item 5.   Other Events
         ------    ------------

              (a)  On April 12, 1995, Miltope Group Inc. (the "Registrant")

         announced that David L. Lengel resigned as President and Chief

         Executive Officer and as a director on April 11, 1995.  The Board of Directors of the Registrant has elected George K. Webster,

         Senior Vice President of the Registrant, as Interim President and

         Chief Operating Officer of the Registrant.



              (b)  Exhibits                                          Page
                   --------                                          ----

                   1.   Press Release, dated April 12, 1995.          4




                                  Page 2 of 4 Pages

                                      SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of

         1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         Dated:    April 17, 1995      MILTOPE GROUP INC.



                                       By:  /s/ Leonard Gubar
                                            --------------------------
                                            Leonard Gubar, Secretary



                                  Page 3 of 4 Pages